UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 3, 2026
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American Integrity Insurance Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42634	33-2925846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5426 Bay Center Drive, Suite 600 Tampa, Florida	33609
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (813) 880-7000
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.
To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events.
On March 3, 2026, the board of directors of American Integrity Insurance Group, Inc. (the “Company”) determined that the date of its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) will be Thursday, June 11, 2026. The time, location and other meeting details for the Annual Meeting will be set forth in the Company’s proxy statement for the Annual Meeting, which will be filed prior to the Annual Meeting with the Securities Exchange Commission (the “SEC”). The record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting will be April 13, 2026.
Because this will be the Company’s first annual meeting, stockholders who wish to present a proposal to be considered for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the Annual Meeting must submit such proposal to the Company’s Secretary at American Integrity Insurance Group, Inc., 5426 Bay Center Drive, Suite 600, Tampa, FL 33609 by March 12, 2026, which the Company has determined to be a reasonable time before the Company begins to print and send the proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for the Annual Meeting.
Pursuant to the Company’s amended and restated bylaws (the “Bylaws”), stockholder proposals and nominations submitted outside of Rule 14a-8 of the Exchange Act must be submitted in writing at the address specified above, no later than close of business on March 12, 2026. In addition to satisfying the requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 12, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTEGRITY INSURANCE GROUP, INC.

Date: March 3, 2026	By:	/s/ Robert Ritchie
	Name:	Robert Ritchie
	Title:	Chief Executive Officer